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                                   Exhibit 2.3

             Articles of Incorporation: Hydro-Air Technologies, Inc.

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

                            ARTICLES OF INCORPORATION
                            -------------------------

                   The  undersigned  acting as an  Incorporator of a corporation under the Now Mexico Business  Corporation Act adopts the following  Articles of

Incorporation for the corporation:

                                   ARTICLE 1.
                                   ----------

                   Its corporate name will be Solar Acquisition Corporation.

                                   ARTICLE 11.
                                   -----------

                   It is organized to merge into  Hydro-Air  Technologies,  Inc.

and for every other purpose permitted by the Business Corporation Act.

                                  ARTICLE 111.
                                  ------------

                   It will have  authority to issue one class of 125,000  shares of no par value common.

                                   ARTICLE IV.
                                   -----------

                   Its initial  registered  office  address  will be Suite 1000,

6565 Americas Parkway, N.E., Albuquerque, Now Mexico, and its Initial registered agent at that address will be Graham Browne. JAN 2 19W

                                   ARTICLE V.
                                   ----------

                   The name and address of each Director who will constitute its initial Board of Directors is:


                                Joel M. Dumaresq
                           28202 Cabot Road, Suite 300
                         Laguna Niguel, California 92677

                                 Norman Wareham
                           28202 Cabot Road, Suite 300
                         Laguna Niguel, California 92677

DATED:January 19, 1998
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                                                     /s/ Graham Browne
                                                     ---------------------------
                                                     Graham Browne
                                                     Suite 1000
                                                     6585 Americas Parkway, N.E.
                                                     Albuquerque, Now Mexico